UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 26, 2021

WEX INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32426	01-0526993
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Hancock Street, Portland, Maine	04101
Address of principal executive offices	Zip Code

Registrant's telephone number, including area code	(207) 773-8171

Not Applicable
(Former name or former address if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WEX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 24, 2021, in order to achieve an equal balance of membership among the three classes of directors on the board of directors (the “Board”) of WEX Inc. (the “Company”), the Board determined that one of its members should be reclassified from Class I (with a term expiring at the Company’s 2024 annual meeting of stockholders) to Class III (with a term expiring at the Company’s 2023 annual meeting of stockholders).

Accordingly, on August 24, 2021, Regina Sommer agreed to resign from her position as a Class I director subject to her immediate reappointment as a Class III director. On August 24, 2021, the Board accepted Ms. Sommer’s resignation and immediately reappointed her as a Class III director. The resignation and reappointment of Ms. Sommer was effected solely to rebalance the Board classes and, for all other purposes, including her service as chair of the audit committee and member of the technology committee, the vesting and settlement of any outstanding equity awards and any other compensation to which Ms. Sommer is entitled as a non-employee director, Ms. Sommer’s service on the Board is deemed to have continued uninterrupted.

Immediately following Ms. Sommer’s appointment as a Class III director, the Board reduced the number of director seats on the Board from fourteen to twelve. The Board now consists of four Class I directors, four Class II directors and four Class III directors.

Item 8.01  Other Events.

On August 26, 2021, the Company issued a press release announcing that the Board extended the Company’s share repurchase program through September 30, 2025.

The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

Exhibit No.	Exhibit Description
99.1	Press Release of WEX Inc. dated August 26, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 26, 2021

WEX Inc.

By:	/s/ Roberto Simon
Name:	Roberto Simon
Title:	Chief Financial Officer